Exhibit 10.4

LEGAL DOCUMENT

Office use only:

New Distributor Application & Agreement

InnerLight Worldwide, Inc.
867 East 2260 South
Provo, Utah 84606
Inquiries: 801-655-0601
Fax to: 801-655-0621
Order Line: 800-677-0997
E-Mail: info@innerlightcorp.com

Applicant Information - Please Print Clearly

|___|___|___|___|___|___|___|___|___| Applicant's SSN/Tax ID #

|___|___|___|___|___|___|___|___|___|___| Home Phone#

|___|___|___|___|___|___|___|___|___|___| Work Phone #

____________________ Company

____________________ E-mail

|___|___|___|___|___|___|___|___|___|___| Fax #

Last Name __________ First __________ M.I. ____

Street Number Address ____________________ Apt./Suite No. ______

City / Town __________ State ______ Zip / Postal Code ________ Country ________

Enroller & Sponsor Information - Please Print Clearly

|___|___|___|___|___|___| Enroller's Distributor ID Number

|___|___|___|___|___|___|___|___|___|___| Telephone Number

Enroller's Last Name __________ First Name __________ Initial ____

|___|___|___|___|___|___| Sponsor's Distributor ID Number

|___|___|___|___|___|___|___|___|___|___| Telephone Number

Sponsor's Last Name __________ First Name __________ Initial ____

- ☐ I have selected First Order Package # 1 "The Consumer Package" @ $336.50
- ☐ I have selected First Order Package # 2 "The Business Builder Package" @ $319.40
- ☐ I have selected First Order Package # 3 "The Cleanse Package" @ $321.75
- ☐ I have designed my own unique First Order – an Order Form is attached to this application

By offering my signature below I acknowledge that I have carefully read this agreement and the terms and conditions on the back and I am willing to accept all the terms and conditions set forth herein. I fully understand the terms and conditions in the Agreement and agree to be bound by them. I understand and agree that the Company's Policies and Procedures and Compensation Plan are incorporated by reference into the Agreement and that I have read the same and agree to be bound by the terms and conditions contained therein. I understand that there is no requirement beyond entering into this agreement and no purchase of product or training and marketing materials are required to become an Independent Business Consultant (IBC). My involvement in the InnerLight Worldwide Inc. marketing plan is based solely upon the solicitation of customers and their usage of products and services. I understand that any purchase of sales aids, training materials or participation in training events is strictly voluntary. I also understand that if I choose to sponsor others to enroll in the InnerLight Inc. marketing opportunity, I will not receive any compensation whatsoever for the act of sponsoring or recruiting and that I will be compensated based upon the activities of other Independent Business Consultants (IBC's) only to the extent that sales are made by them to end customers. Where applicable, InnerLight Worldwide Inc. will not be held responsible for any taxes, duties, or import fees associated with the delivery of your package. We cannot guarantee delivery in your country. By placing this order you accept responsibility for any additional delivery charges and the possibility of non-delivery. Please also note that you will not be refunded for any product that you refuse or return unless you have received a Return Authorization (RMA) number from the company.

AS A PARTICIPANT IN THE INNERLIGHT MARKETING PLAN, I HAVE THE RIGHT TO CANCEL MY PARTICIPATION FOR ANY REASON, AND AT ANY TIME, REGARDLESS OF THE SITUATION. CANCELLATIONS MUST BE SUBMITTED IN WRITING TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

First Order Package	$__________
Autoship	$__________
Distributor/Sales Kit	$ 25.00
Shipping & Handling	$__________
Sales Tax	$__________
TOTAL	**$__________**

X Signature ________________________________ Date______________

Payment: ☐ VISA ☐ MasterCard ☐ American Express ☐ Discover ☐ US Bank Drafts (US Bank drafts require copy of voided check)

|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__|__| |__|__|__|__| ______________________________

Card Number Expiration Date Credit Card Authorized Signature Date

______________________________ ______________ ______________

Bank Name Routing Number Account Number

I hereby authorize InnerLight Inc. and/or its Agents, including Financial institutions, to charge or debit my account as designated above for purchasing the following goods and services plus Shipping and Handling and applicable Taxes and Fees.

US Bank Draft Authorization ________________________________ Date ______________

Return to: **InnerLight Worldwide Inc.** 867 East 2260 South, Provo, Utah 84606 or Fax to: 801-655-0621
Prices subject to change without notice. All prices are in U.S. Dollars.

Version 3-08
©2008 InnerLight Worldwide Inc.
All rights reserved

InnerLight Worldwide, Inc. - Independent Representative Agreement

I hereby request application to become an Independent Business Consultant (“IBC”) for InnerLight Worldwide, Inc. (“The Company”), and agree to be bound by the terms and conditions set forth in this Independent Business Consultant Agreement, the Company Policies and Procedures as well as the Company Compensation Plan which are incorporated herein by reference.

1. I am of legal age, in the state or Country in which I currently reside, to enter into this Agreement.
I understand that this Application and Agreement is not effective until it is accepted by the Company. I acknowledge that the acceptance of this Agreement the Company does not institute the sale of a franchise or the grant of a specific right to a particular territory.

2. As an Independent Business Consultant (“IBC”), I understand and agree that the term of this Agreement is for a period of twelve (12) months from the date of acceptance by the Company, and must apply for a renewal of my contract annually in accordance with the Company’s Policies and Procedures. In the event I fail to renew my Independent Business Consultant (“IBC”) status, all of my rights and privileges to commissions, performance bonuses, and products will terminate upon the expiration of this Agreement, and I may not apply for Independent Business Consultant (“IBC”) status for a period of six (6) months. Upon expiration of this Agreement, all of my rights and benefits as an Independent Business Consultant (“IBC”), shall return to and become the property of the Company.

3. Upon acceptance of my application by the Company, I will be eligible to contract for the sale of products and services offered by the Company as well as receive commissions in therewith in accordance with this Agreement, the Policies and Procedures, and the Compensation Plan. I am at liberty to set my own hours of operation and to determine my own locations and methods of selling as long as they do not violate the Company’s Policies and Procedures. For notification purposes, my address as indicated on this Agreement shall be deemed to be my correct address unless and until written notification of a change of address is provided in writing by me to the Company.

4. I acknowledge that I am an independent contractor, not an agent, employee, or franchise of the Company, and that I will not be treated as an employee in regard to any laws covering employees, including but not limited to the Federal Unemployment Tax Act, the Federal Insurance Contribution Act, the Social Security Act, State Unemployment Tax Acts or State Employment Security Acts. I agree that I am responsible for all applicable federal and state income taxes, self-employment taxes, sales taxes, and/or local license fees, which may become due as a result of my activities under this Agreement.

5. As an Independent Business Consultant (“IBC”), I understand and acknowledge that my earnings or profits will consist solely of commissions, performance bonuses and/or overrides directly relating to the sale of the Company’s products and services. I am not guaranteed any earnings or profits and I certify that neither the Company nor any other person has made any warranty claims of profits or expected earnings that might be derived from my involvement as an Independent Business Consultant (“IBC”). I hereby agree to represent the Company’s Compensation Plan , its products and/or services fairly and completely, emphasizing that retail sales are a requirement, that no purchase of products or services is required at any level and that no earnings are guaranteed by participating in the Company’s marketing program. I agree to refrain from making any representation that an Independent Business Consultant (“IBC”) may earn a guaranteed or specified amount of income, that sponsoring in any way is easy to obtain or retain or that an Independent Business Consultant (“IBC”) is guaranteed to succeed in this Company’s marketing program.

6. I acknowledge that the Company’s marketing program is built upon retail sales to the consumer. The Company also understands that Independent Business Consultants (“IBCs”) may wish to purchase product and or service in reasonable amounts for their own personal or family consumption. With this in mind, a retail sale shall include sales of purchase products and services to Independent Business Consultants (“IBCs”) for personal or family use which are not made for purposes of qualification, advancement or earning of commissions and or performance bonuses, as well as sales to non-participants. It is a policy of the Company, however, to strictly prohibit the purchase of a product or large quantities of inventory in unreasonable amounts solely for the purpose of qualifications, advancement or earning of a commission and or performance bonus under the Compensation Plan. As an Independent Business Consultant (“IBC”), I understand and agree that I shall not inventory load and/or encourage others to load up on inventory. I further agree that Independent Business Consultants (“IBCs”), must fulfill all Qualification Rules, including all published personal and downline retail sales requirements, as well as supervisory responsibilities, to qualify for performance bonuses, overrides or advancements. Independent Representative (” IR”) purchases shall automatically be modified to comply with the exemption requirements set forth in any applicable state laws regulating business opportunities.

7. I understand that the Company may instantaneously terminate any Independent Business Consultant (“IBC”) who discredits the Company’s name, violates any requirement set forth in this Agreement, the Policies and Procedures, the Compensation Plan or other literature of the Company, or misrepresents the Company’s products and services or business opportunity by making claims contrary to the company’s literature.

8. I have the right to cancel my involvement in this marketing program at any time and for any reason by providing written notice to the Company. Upon notification of my termination, the Company will repurchase any inventory I may have in accordance with the then current Policies and Procedures. All of my rights and privileges to compensation, performance bonuses, commissions, and products or services will terminate upon cancellation of this Agreement, and I may not renew my status as an Independent Business Consultant (“IBC”) for a period of six (6) months. Upon termination of this Agreement, all of my rights and benefits as an Independent Business Consultant (“IBC”), shall return to, and become the property of, the Company.

9. As an Independent Business Consultant (“IBC”) of the Company, I agree to keep accurate records and to avoid any misleading, or unethical practices. Furthermore, I agree to comply with all Federal, State and local laws and/or statutes governing the sale or distribution of the products and services offered by the Company, including but not limited to, licenses or permits which may be required of me to perform my duties under this Agreement.

10. (A) I have carefully reviewed the Company’s Policies and Procedures and Compensation Plan. I further acknowledge that they are incorporated as part of this Agreement in their present form and as they may hereafter be amended from time to time. I further agree and understand that the Company may, in its sole discretion, make periodic changes to its Policies and Procedures and Compensation Plan and I agree to be bound by said changes when notified by the Company.
(B) Notification may be given by updates available at the Company website at www.innerlightinc.com . As an Independent Business Consultant (“IBC”) you are responsible to maintain Company updates, including but not limited to, Policies and Procedures and the Compensation Plan.

11. I acknowledge the specific provisions of the Policies and Procedures regarding: a) Non- Competition; b) Confidentiality; c) Sale of my position, and I specifically agree to be bound thereby.

12. I agree that I will place emphasis on the sales of the Company’s products and services to the retail customers. I further agree that I will comply with the Seventy Percent rule (as outlined in the Compensation Plan), regarding requisite levels of sales to retail customers. In addition, I agree that the Company may randomly require me to provide proof of my retail sales activities.

13. I understand that no purchases or investments are necessary to enroll as an Independent Business Consultant (“IBC”). The Company will make available various sales and marketing literature and /or promotional materials from time to time. However, I am not obligated to purchase any materials offered by the Company at any time. Product purchases may be returned for a refund in accordance with the then current Policies and Procedures.

14. As an Independent Business Consultant (“IBC”), I may elect to sponsor other Independent Business Consultants (“IBCs”), to the Company. I understand that I must perform a bona fide supervisory, distributive and selling function in the sale or delivery of products and services to the consumer and in the training of those Independent Business Consultants (“IBCs”) I sponsor. I agree I must have ongoing communication and contact with, and provide a management supervisory role to the people in my sales organization. I must be able to provide the Company with evidence of ongoing fulfillment of my Sponsor duties upon request. I acknowledge that: (a) distributor purchases by resident Independent Business Consultants (“IBCs”) in Georgia, Maine, North Dakota, Michigan, Indiana, and West Virginia during the first six (6) months of distributorship are limited to the sum of $495.00: and (b) purchases during the first 180 days of distributorship or six (6) months whichever period is longer, are limited as follows: Oklahoma, Indiana, South Dakota and Georgia residents the sum of $245.00: Texas, Indiana, and Iowa residents the sum of $496.00:Washington and Louisiana residents the sum of $295.00 and; Connecticut residents the sum of $195.00 during the first year of distributorship.

15. From time to time, I may come in contact with information concerning the Company, its products and services, its business, Independent Business Consultant (“IBC”) status and other matters associated with various individuals, groups or organizations other than the Company, including my Sponsor and other Independent Business Consultants (“IBCs”). To the extent that any such information conflicts with the terms and conditions set forth in this Agreement, the Policies and Procedures or the Compensation Plan, or other written or oral directives issued by the Company, I agree the Company’s terms and conditions shall be controlling in every case.

16. The Company specifically reserves its sole proprietary interest in its name, logo, trademarks and copyrighted material to use items for its own business purposes. Therefore, I agree that I will not use the Company’s name, logo trademarks or copyrighted material in any form or fashion without the prior written permission of the Company. I understand that I can not repackage or re-label the Company’s products and services, or sell said products and services under any other name or label. I further agree not to reproduce, sell or use, for the purpose of advertising, promoting, or describing the Company’s products and services or other programs, any written, recorded, or other materials that have been approved or provided by the Company.

17. I understand and agree that prior written approval from the Company is required for the following: a) To advertise Company products and services; b) For there to be more than one Independent Business Consultant (“IBC”) in an immediate family, household or business; or, c) Issuance of a position in a partnership or corporate name. In any case the Company reserves the right to approve or refuse such action.

18. I agree to indemnify and hold the company, its officers, members, stockholders, employees and any vendor or supplier of the Company harmless from any and all claims damages and expenses, including any reasonable attorneys fees, arising out of my actions or conduct in violation of this Agreement, the Policies and Procedures and the Compensation Plan.

19. I agree that neither the Company, nor any supplier, vendor or other company with whom the Company does business shall be liable under any circumstances for any indirect, special, punitive, compensatory or consequential damages or loss of production or profits which may result from any cause, including, but not limited to, breach of warranty, delay, act, error or omission. The obligations of the Company and any such supplier, vendor or company are limited to the use of best efforts to process customer orders.

20. This Agreement shall be governed by the laws of the state of Utah. Disputes, claims and other matters between the parties to this Agreement shall be exclusively resolved by an action commenced in the 4th District Court of the State of Utah, located in Provo Utah. The Independent Representative (IR) and the Company agree to the jurisdiction and venue of this court for any disputes that may arise between them.

21. I understand that federal, state and/or local regulatory agencies do not endorse or approve any product, service, membership program or compensation program of direct marketing companies such as the one provided by the Company. Therefore, I agree that I will not represent that the Company, its products and services, or the Compensation Plan has been approved by any regulatory agency.

22. This Agreement, together with the Policies and Procedures and the Compensation Plan, constitutes the entire agreement between myself and the Company, and shall not be modified or amended except in writing and signed by the Company. I understand that this Agreement may not be transferred or assigned without the prior written consent of the Company. This agreement shall be binding upon and inure to the benefit of the heirs, successors and permitted assigns of the parties hereto. If any provision of this Agreement is determined by any authority of competent jurisdiction to be invalid or unenforceable in part, or in whole for any reason whatsoever, the validity of the remaining provisions or portions hereof shall not be affected thereby.

ANYONE PARTICIPATING IN THIS MULTILEVEL MARKETING PROGRAM HAS THE RIGHT TO CANCEL HIS/HER PARTICIPATION, FOR ANY REASON AT ANY TIME, REGARDLESS OF THE REASON, BY PROVIDING WRITTEN NOTICE TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

REV 030308/052101W